4. SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2017
Significant Accounting Policies
SIGNIFICANT ACCOUNTING POLICIES

4. SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared on an historical cost basis except for certain financial instruments which were measured at their fair values, as explained in the accounting policies below. Historical cost is based on the fair value of the consideration given or received in exchange for assets or liabilities.

Segment Reporting

The Company operates in a single industry segment, in which it provides satellite-based services to its broadcast, enterprise and consulting customers around the world. Operating segments are reported in a manner consistent with the internal reporting provided to the Company’s Chief Operating Decision Maker, who is the Company’s Chief Executive Officer. To be reported, a segment is usually based on quantitative thresholds but can also encompass qualitative factors management deems significant.

Foreign Currency Translation

Unless otherwise specified, all figures reported in the consolidated financial statements and associated note disclosures are presented in Canadian dollars, which is the functional and presentation currency of the Company. Each of the subsidiaries of the Company determines its own functional currency and uses that currency to measure items on their separate financial statements.

For the Company’s non-foreign operations, foreign currency non-monetary assets and liabilities are translated at their historical exchange rates, foreign currency monetary assets and liabilities are translated at the year end exchange rates, and foreign denominated revenue and expenses are translated at the average exchange rates of the month in which the transactions occurred. Gains or losses on translation of these items are recognized as a component of net income (loss).

Upon consolidation of the Company’s foreign operations that have a functional currency other than the Canadian dollar, assets and liabilities are translated at the year end exchange rate, and revenue and expenses are translated at the average exchange rates of the month in which the transactions occurred. Gains or losses on the translation of foreign subsidiaries are recognized in other comprehensive income (loss).

Cash and Cash Equivalents

All highly liquid investments with an original maturity of three months or less, or which are available upon demand with no penalty for early redemption, are classified as cash and cash equivalents. Cash and cash equivalents are comprised of cash on hand, demand deposits, short-term investments and restricted cash expected to be used within the next twelve months.

Revenue Recognition

Telesat recognizes revenue from satellite services when earned, as services are rendered or delivered to customers. Revenue is measured at the fair value of the consideration received or receivable. There must be clear evidence that an arrangement exists, the amount of revenue must be known or determinable and collectability must be reasonably assured.

Revenue from a contract to sell consulting services is recognized as follows:

●	Consulting revenue for cost plus contracts is recognized after the work has been completed and accepted by the customer.
●	The percentage of completion method is used for fixed price consulting revenue contracts. Percentage of completion is measured by comparing actual cost incurred to total cost expected.

Equipment sales revenue is recognized when the equipment is delivered to and accepted by the customer. Only equipment sales are subject to warranty or return and there is no general right of return. Historically, the Company has not incurred significant expenses for warranties.

When a transaction involves more than one product or service, revenue is allocated to each deliverable based on its relative fair value; otherwise, revenue is recognized as products are delivered or as services are provided over the term of the customer contract. Transactions are evaluated to determine whether the Company is the principal and if the transactions should be recorded on a gross or net basis.

Deferred Revenue

Deferred revenue represents the Company’s liability for the provision of future services and is classified on the balance sheet in other current and other long-term liabilities. Deferred revenue consists of remuneration received in advance of the provision of service and in the majority of instances is recognized in income on a straight-line basis over the term of the related customer contracts. In the case of certain deferred revenue for short-term services, balances are recognized into income upon the completion or percentage completion of the related contract.

Borrowing Costs

Borrowing costs are incurred on the Company’s debt financing. Borrowing costs attributable to the acquisition, production or construction of a qualifying asset are added to the cost of that asset. The Company has defined a qualifying asset as an asset that takes longer than twelve months to be ready for its intended use or sale. Capitalization of borrowing costs continues until such time that the asset is substantially ready for its intended use or sale. Borrowing costs are determined based on specific financing related to the asset, or in the absence of specific financing, the borrowing costs are calculated on the basis of a capitalization rate which is equal to the Company’s weighted average cost of debt. All other borrowing costs are expensed when incurred.

Satellites, Property and Other Equipment

Satellites, property and other equipment, which are carried at cost, less accumulated depreciation and any accumulated impairment losses, include the contractual cost of equipment, capitalized engineering costs, capitalized borrowing costs during the construction or production of qualifying assets, and with respect to satellites, the cost of launch services, and launch insurance.

Depreciation is calculated using the straight-line method over the respective estimated useful lives of the assets.

Below are the estimated useful lives in years of satellites, property and other equipment as at December 31, 2017.

Years
Satellites	12 to 15
Property and other equipment	3 to 30

Construction in progress is not depreciated as depreciation only commences when the asset is ready for its intended use. For satellites, depreciation commences on the day the satellite becomes available for service.

The investment in each satellite will be removed from the accounts when the satellite is retired. When other property is retired from operations at the end of its useful life, the cost of the asset and accumulated depreciation are removed from the accounts. Earnings are credited with the amount of any net salvage value and charged with any net cost of removal. When an asset is sold prior to the end of its useful life, the gain or loss is recognized immediately in other operating gains (losses), net.

In the event of an unsuccessful launch or total in-orbit satellite failure, all unamortized costs that are not recoverable under launch or in-orbit insurance are recorded in other operating gains (losses), net.

Liabilities related to decommissioning and restoration of retiring property and other equipment are measured at fair value with a corresponding increase to the carrying amount of the related asset. The liability is accreted over the period of expected cash flows with a corresponding charge to interest expense. The liabilities recorded to date have not been significant and are reassessed at the end of each reporting period. There are no decommissioning or restoration obligations for satellites.

Satellite Performance Incentive Payments

Satellite performance incentive payments are obligations payable to satellite manufacturers over the lives of certain satellites. The present value of the payments are capitalized as part of the cost of the satellite and recognized as part of the depreciation of the satellite.

Impairment of Long-Lived Assets

Tangible fixed assets and finite life intangible assets are assessed for impairment on an annual basis or more frequently when events or changes in circumstances indicate that the carrying value of an asset exceeds the recoverable amount. Tangible fixed assets and finite life intangible assets are also assessed for indicators of impairment at each reporting period.

An impairment test consists of assessing the recoverable amount of an asset, which is the higher of its fair value less costs of disposal and its value in use. If it is not practicable to measure the recoverable amount for a particular asset, the Company determines the recoverable amount of the cash generating unit (“CGU”) with which it is associated. A CGU is the smallest identifiable group of assets that generates cash inflows which are largely independent of the cash inflows from other assets or groups of assets.

The Company measures value in use on the basis of the estimated future cash flows to be generated by an asset or CGU. These future cash flows are based on the Company’s latest business plan information approved by senior management and are discounted using rates that best reflect the time value of money and the specific risks associated with the underlying asset or assets in the CGU.

The fair value less costs of disposal is the price that would be received to sell an asset or CGU in an orderly transaction between market participants at the measurement date. For the impairment assessment, the fair value is calculated on a recurring basis and is calculated using level 3 of the fair value hierarchy.

An impairment loss is the amount by which the carrying amount of an asset or CGU exceeds its recoverable amount. When an impairment loss subsequently reverses, the carrying amount of the asset (or a CGU) is increased to the revised measure of its recoverable amount, so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or CGU) in prior years. Impairment losses and reversals of impairment losses are recognized in other operating gains (losses), net.

Goodwill and Intangible Assets

The Company accounts for business combinations using the acquisition method of accounting, which establishes specific criteria for the recognition of intangible assets separately from goodwill. Goodwill represents the excess between the total of the consideration transferred over the fair value of net assets acquired. After initial recognition at cost, goodwill is measured at cost less any accumulated impairment losses.

The Company distinguishes intangible assets between assets with finite and indefinite useful lives. Intangible assets with indefinite useful lives are comprised of the Company’s trade name, intellectual property, and orbital slots. These assets are carried at cost less any accumulated impairment losses. Finite life intangible assets, which are carried at cost less accumulated amortization and any accumulated impairment losses, consist of revenue backlog, customer relationships, customer contracts, concession rights, transponder rights and patents. Intangible assets with finite lives are amortized over their estimated useful lives using the straight-line method of amortization, except for revenue backlog which is based on the expected period of recognition of the related revenue.

Below are the estimated useful lives in years of the finite life intangible assets as at December 31, 2017.

Years
Revenue backlog	12 to 17
Customer relationships	6 to 21
Customer contracts	5 to 15
Concession rights	2 to 15
Transponder rights	17
Patents	18

Impairment of Goodwill and Indefinite Life Intangible Assets

An assessment for impairment of goodwill and indefinite life intangible assets is performed annually, or more frequently whenever events or changes in circumstances indicate that the carrying amounts of these assets are likely to exceed their recoverable amount. Goodwill is tested for impairment at the entity level as this represents the lowest level within the Company at which the goodwill is monitored for internal management purposes, and is not larger than an operating segment. Indefinite life intangibles have not been allocated to any CGU and are tested for impairment at the asset level.

Goodwill and indefinite life intangible assets are also assessed for indicators of impairment at each reporting period.

An impairment test consists of assessing the recoverable amount of an asset, which is the higher of its fair value less costs of disposal and its value in use. For the impairment assessment, fair value is calculated on a recurring basis and is calculated using level 2 or level 3 of the fair value hierarchy, depending upon the valuation approach being utilized.

Orbital Slots

In performing the orbital slot impairment analysis, the Company determines, for each orbital slot, its fair value less costs of disposal, and its value in use on an annual basis. The higher of these two amounts is determined to be the recoverable amount. To the extent that the recoverable amount is less than the carrying value of the asset, an impairment exists and the asset is written down to its recoverable amount.

The key assumptions used in estimating the recoverable amounts of the orbital slots include:

i)	the market penetration leading to revenue growth;
ii)	the profit margin;
iii)	the duration and profile of the build-up period;
iv)	the estimated start-up costs and losses incurred during the build-up period; and
v)	the discount rate.

Fair value less costs of disposal is the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. In order to determine the fair value less costs of disposal, the Company uses either a market or income approach. Under a market approach, the Company measures what an independent third party would pay to purchase the orbital slot by looking to actual market transactions for similar assets. Under an income approach, the fair value is determined to be the sum of the projected discounted cash flows over a discrete period of time in addition to the terminal value.

The value in use amount is the present value of the future cash flows expected to be derived from the asset. The determination of this amount includes projections of cash inflows from the continuing use of the asset and cash outflows that are required to generate the associated cash inflows. These cash inflows are discounted at an appropriate discount rate.

Goodwill

In performing the goodwill impairment analysis, the Company assesses the recoverable amount of goodwill using the income approach as well as the market approach in the determination of the fair value of goodwill at the entity level.

Under the income approach, the sum of the projected discounted cash flows for the next five years, or a longer period if justified by the most recent financial plan approved by management, in addition to a terminal value are used to determine the fair value at the entity level. In this model, significant assumptions used include: revenue, expenses, capital expenditures, working capital, costs of disposal, terminal growth rate and discount rate.

Under the market approach, the fair value at the entity level is determined based on market multiples derived from comparable public companies. As part of this analysis, assumptions are made regarding the comparability of selected companies including revenue, earnings before interest, taxes, depreciation and amortization multiples for valuation purposes, growth rates, size and overall profitability.

Under both approaches, all assumptions used are based on management’s best estimates. The discount rates are consistent with external sources of information.

Trade Name

For the purposes of impairment testing, the fair value of the trade name is determined using an income approach, specifically the relief from royalties method.

The relief from royalties method is comprised of two major steps:

i)	a determination of the hypothetical royalty rate; and
ii)	the subsequent application of the royalty rate to projected revenue.

In determining the hypothetical royalty rate in the relief from royalties method, the Company considered comparable license agreements, operating earnings benchmarks, an excess earnings analysis to determine aggregate intangible asset earnings, and other qualitative factors. The key assumptions used include the tax and discount rates.

Intellectual Property

In performing the intellectual property impairment analysis, the Company determines its fair value less costs of disposal, and its value in use on an annual basis. The higher of these two amounts is determined to be the recoverable amount. To the extent that the recoverable amount is less than the carrying value of the asset, an impairment exists and the asset is written down to its recoverable amount.

The Company measures value in use on the basis of the estimated future cash flows to be generated by an asset. These future cash flows are based on the Company’s latest business plan information approved by senior management and are discounted using rates that best reflect the time value of money and the specific risks associated with the underlying asset.

Fair value less costs of disposal is the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. In order to determine the fair value less costs of disposal, the Company uses a market approach. Under a market approach, the Company measures what an independent third party would pay to purchase the intellectual property.

Financial Instruments

The Company has used derivative financial instruments to manage its exposure to foreign exchange risk associated with debt denominated in foreign currencies, as well as to reduce its exposure to interest rate risk associated with debt. Currently, the Company does not designate any of its derivative financial instruments as hedging instruments for accounting purposes. All realized and unrealized gains and losses on these derivative financial instruments are recorded in the consolidated statement of income (loss) as part of gain on changes in fair value of financial instruments.

Financial assets and financial liabilities that are classified as held-for-trading (“HFT”) are measured at fair value. The unrealized gains and losses relating to HFT assets and liabilities are recorded in the consolidated statement of income (loss) in the gain on changes in fair value of financial instruments. Loans and receivables and other liabilities are recorded at amortized cost in accordance with the effective interest method.

Derivatives, including embedded derivatives that must be separately accounted for, are recorded at fair value on the consolidated balance sheet at inception and marked to market at each reporting period thereafter. Derivatives embedded in other financial instruments are treated as separate derivatives when their risk and characteristics are not closely related to those of the host contract and the host contract is measured separately according to its characteristics. The Company accounts for embedded foreign currency derivatives and the related host contract as a single instrument where the contract requires payments denominated in the currency that is commonly used in contracts to procure non-financial items in the economic environment in which the Company transacts.

Transaction costs for financial instruments classified as HFT are expensed as incurred. Transaction costs that are directly attributable to the acquisition of the financial assets and financial liabilities (other than HFT) are added or deducted from the fair value of the financial asset and financial liability on initial recognition.

Financing Costs

The debt issuance costs related to the Senior Secured Credit Facility and the Senior Notes are included in current and long-term indebtedness and are amortized to interest expense using the effective interest method. All other debt issuance costs are accounted for as short-term and long-term deferred charges and are included in prepaid expenses and other current assets and other long-term assets. The deferred charges are amortized to interest expense on a straight-line basis over the term of the indebtedness to which they relate.

Employee Benefit Plans

Telesat maintains one contributory and three non-contributory defined benefit pension plans which provide benefits based on length of service and rate of pay. Two of these defined-benefit plans were closed to new members in 2013. Telesat is responsible for adequately funding the defined benefit pension plans. Contributions are made based on actuarial cost methods that are permitted by pension regulatory bodies and reflect assumptions about future investment returns, salary projections and future service benefits. Telesat also provides other post-employment and retirement benefits, including health care and life insurance benefits on retirement and various disability plans, worker’s compensation and medical benefits to former or inactive employees, their beneficiaries and covered dependents, after employment but before retirement, under certain circumstances. In addition, Telesat provides defined contribution pension plans, under certain circumstances, for employees who are not eligible for the defined benefit pension plans. Costs for defined contribution pension plans are recognized as an expense during the year in which the employees have rendered service entitling them to the Company’s contribution.

The Company accrues the present value of its obligations under employee benefit plans and the related costs reduced by the fair value of plan assets. Pension costs and other retirement benefits are determined using the projected unit credit method prorated on service and management’s best estimate of expected investment performance, salary escalation, retirement ages of employees and expected health care costs.

Pension plan assets are valued at fair value. The discount rate is based on the market interest rate of high quality bonds and is consistent with guidance described by the Canadian Institute of Actuaries in an Educational note dated September 2011 and as adjusted by the Update on the Accounting Discount Rate Assumption for Pension and Post-employment Benefit Plans published in November 2016 by the Canadian Institute of Actuaries. Past service costs arising from plan amendments are recognized immediately to the extent that the benefits are already vested, and otherwise are amortized on a straight-line basis over the average remaining vesting period. A valuation is performed at least every three years to determine the present value of the accrued pension and other retirement benefits.

Remeasurements arising from defined benefit pension plans comprise actuarial gains and losses and the return on plan assets (excluding interest). Telesat recognizes them immediately in other comprehensive income (loss), which is included in accumulated earnings, in the year in which they occur.

The current service costs and administration fees not related to asset management are included in operating expenses. The net interest expense (income) on the net defined benefit liability (asset) for the period is calculated by applying the discount rate used to measure the defined benefit obligation at the beginning of the year to the net defined benefit liability (asset) at the beginning of the year while taking into account any changes in the net defined benefit liability (asset) during the year as a result of contributions and benefit payments. The net interest expense (income) is included in interest expense.

The pension expense for 2017 was determined based on membership data as at December 31, 2015. The accrued benefit obligation as at December 31, 2017 was determined based on the membership data as at December 31, 2016, and extrapolated one year based on December 31, 2017 assumptions. For certain Canadian post-retirement benefits, the expense and accrued benefit obligations for 2017 was based on membership and eligibility data as at September 30, 2016. For certain American post-retirement benefits, the expense for 2017 was based on membership and eligibility data as at January 1, 2017. The accrued benefit obligation for certain American post-retirement benefits as at December 31, 2017 was determined based on membership data as at January 1, 2017, and extrapolated, based on December 31, 2017 assumptions. The most recent valuation of the pension plans for funding purposes was as of December 31, 2016. Valuations will be performed for both pension plans as of December 31, 2017.

Telesat also provides health care and life insurance benefits for certain retired employees. These benefits are funded primarily on a pay-as-you-go basis, with the retiree paying a portion of the cost through contributions, deductibles and co-insurance provisions. Commencing in 2015, as a result of an amendment to one of the plans, Telesat has contributed to a health reimbursement account instead of providing the health care and life insurance benefits directly to certain retired employees.

Share-Based Compensation Plans

The Company offers an equity-settled share-based compensation plans for certain key employees under which it receives services from employees in exchange for equity instruments of the Company. The expense is based on the fair value of the awards granted using the Black-Scholes option pricing model. The expense is recognized over the vesting period, which is the period over which all of the specified vesting conditions are satisfied, with a corresponding increase in equity. For awards with graded vesting, the fair value of each tranche is recognized over the respective vesting period.

Income Taxes

Income tax expense, comprised of current and deferred income tax, is recognized in income except to the extent it relates to items recognized in other comprehensive income (loss) or equity, in which case the income tax expense is recognized in other comprehensive income (loss) or equity, respectively.

Current income tax is measured at the amount expected to be paid to the taxation authorities, net of recoveries, based on the tax rates and laws enacted or substantively enacted as at the balance sheet date.

Deferred taxes are the result of temporary differences arising between the tax bases of assets and liabilities and their carrying amount. Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized or the liability is settled, based on tax rates and laws that have been enacted or substantively enacted at the balance sheet date. Deferred tax assets are recognized for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary difference can be utilized.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that the deferred tax assets will be realized. Unrecognized deferred tax assets are reassessed at each balance sheet date and recognized to the extent that it has become probable that future taxable profit will allow the deferred tax assets to be recovered.

Deferred tax assets are netted against the deferred tax liabilities when they relate to income taxes levied by the same taxation authority on either:

i)	the same taxable entity; or
ii)	different taxable entities which intend to settle current tax liabilities and assets on a net basis, or to realize the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered.

Deferred tax liabilities are recognized for all taxable temporary differences except when the deferred tax liability arises from the initial recognition of goodwill or the initial recognition of an asset or liability in a transaction which is not a business combination. For taxable temporary differences associated with investments in subsidiaries, a deferred tax liability is recognized unless the parent can control the timing of the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

Future Changes in Accounting Policies

The IASB periodically issues new and amended accounting standards. The new and amended standards determined to be applicable to the Company are disclosed below. The remaining new and amended standards have been excluded as they are not applicable.

Revenue

IFRS 15, Revenue from Contracts with Customers (“IFRS 15”) was issued by the IASB in May 2014, and will replace IAS 18, Revenue, IAS 11, Construction Contracts, and related interpretations on revenue. IFRS 15 sets out the requirements for recognizing revenue that apply to all contracts with customers, except for contracts that are within the scope of the standards on leases, insurance contracts and financial instruments. IFRS 15 uses a control based approach to recognize revenue which is a change from the risk and reward approach under the current revenue standard. Companies can elect to use either a full or modified retrospective approach when adopting this standard which is effective for annual periods beginning on or after January 1, 2018. The Company has elected to use a modified retrospective approach when adopting this standard.

Based on the evaluations to date, the Company has identified the following areas that will be affected:

●	A material amount will be required to be recognized relating to the promised amount of consideration for effects of the time value of money for prepayment on less than ten contracts with a significant financing component. Telesat anticipates that this will result in an increase to deferred revenue, a decrease to deferred tax liabilities and a decrease to accumulated earnings on January 1, 2018. Going forward, this change will result in a higher amount of annual revenue being recognized and a higher amount of interest expense being recorded and an immaterial impact on net income.
●	Based upon the analysis performed, for certain contracts it appears that Telesat would be considered as an agent in the arrangement as opposed to the principal. This will result in a reclassification between revenue and operating expenses, which will decrease both revenue and operating expenses in future years. There is no impact on net income as a result of this change.
●	Additional disclosures will be required as a result of the new standard.

The Company has not yet finalized the quantification of the above noted impacts of this adoption as it continues to evaluate the impact of IFRS 15 and emerging guidance.

Financial instruments

IFRS 9, Financial Instruments (“IFRS 9”) was issued by the IASB in July 2014, and will replace IAS 39, Financial Instruments: Recognition and Measurement (“IAS 39”). IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing multiple rules in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets. Impairments of financial assets are determined using a single impairment model that requires entities to recognize expected credit losses without requiring a triggering event to occur. Financial liabilities are measured using one of three measurement approaches (fair value through profit or loss (“FVTPL”), fair value through other comprehensive income (“FVTOCI”), or amortized cost). Financial liabilities that are held-for-trading are measured at FVTPL, financial liabilities that are considered available for sale are measured at FVTOCI unless the FVTPL option is elected, while all other financial liabilities are measured at amortized cost unless the fair value option is elected. The treatment of embedded derivatives under the new standard is consistent with IAS 39.

This standard is effective for annual periods beginning on or after January 1, 2018. Based on the evaluations to date, the Company has identified the following area which will be affected:

●	An amount will be required to be recognized relating to the repricing of the Term Loan B — U.S. Facility which reduced the applicable margin from 3.75% to 3.00% on February 1, 2017. Telesat estimates that the indebtedness will decrease, deferred tax liabilities will increase and accumulated earnings will increase as a result of IFRS 9 on January 1, 2018. Going forward, this change will result in immaterial higher annual interest expense being recorded.

The Company has not yet finalized the quantification of the above noted impacts of this adoption as it continues to evaluate the impact of the changes to IFRS 9 and emerging guidance.

Leases

IFRS 16, Leases (“IFRS 16”) was issued by the IASB in January 2016, and will replace IAS 17, Leases and related interpretations on leases. IFRS 16 will require a lessee to recognize a right-of-use asset and lease liability for all leases with a term of more than 12 months. The standard will also require that the depreciation of the lease assets be recorded separately from the interest on the lease liabilities in the statement of income. For lessors, IFRS 16 substantially carries forward the requirements of IAS 17. IFRS 16 also aligns the definition of a lease with the control based approach in IFRS 15.

Companies can elect to use either a retrospective approach with a restatement of comparative information or a retrospective approach with the cumulative effect of initial application shown in retained earnings instead of the restatement of the comparative information. This standard is effective for annual periods beginning on or after January 1, 2019. The Company is currently evaluating the impact of IFRS 16 on its consolidated financial statements.

Share-based payments

In June 2016, amendments were issued by the IASB for IFRS 2, Share-based Payments. These amendments clarify the accounting treatment and disclosure requirements for certain types of share-based payment transactions, including cash settled share-based payment transactions, share-based payment transactions with a net settlement feature for withholding tax obligations, as well as modifications of share-based payment transactions from cash settled to equity settled. These amendments are effective for annual periods beginning on or after January 1, 2018. The Company does not anticipate that the amendment to this standard will have a material impact on the consolidated financial statements.

Income taxes

IFRIC 23, Uncertainty over Income Taxes Treatments was issued by the IASB in June 2017. The interpretation clarifies how to apply the recognition and measurement requirements in IAS 12, Income Taxes when there is uncertainty over income tax treatments. This interpretation is effective for annual reporting periods beginning on or after January 1, 2019. The Company is currently evaluating the impact of this interpretation on its consolidated financial statements.